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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2005

                             -----------------------

                         MICROTEK MEDICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                                 0-24866                      58-1746149
           -------                                 -------                      ----------
(State or Other Jurisdiction              (Commission File Number)             (IRS Employer
      of Incorporation)                                                     Identification No.)

          13000 DEERFIELD PARKWAY, SUITE 300, ALPHARETTA, GEORGIA 30004
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (678) 896-4400

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 25, 2005, Microtek Medical Holdings, Inc. (the "Company") issued a press release announcing its operating results for the quarter and year ended December 31, 2004. This press release is attached as Exhibit
     99.1 to this report and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         N/A

     (b) Pro Forma Financial Information.

         N/A

     (c) Exhibits.

         Exhibit Number    Description
         --------------    -----------

              99.1 Press release dated February 25, 2005, announcing the Company's operating results for the quarter and year ended December 31, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICROTEK MEDICAL HOLDINGS, INC.



Date:  February 25, 2005                 By: /s/ Dan R. Lee
                                             -----------------------------------
                                             Dan R. Lee, Chairman, President and
                                             Chief Executive Officer


                                         By: /s/ Roger G. Wilson
                                             -----------------------------------
                                             Roger G. Wilson, Chief Financial
                                             Officer

                                  EXHIBIT INDEX



Exhibit Number      Description
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99.1 Press release dated February 25, 2005, announcing the Company's operating results for the quarter and year ended December 31, 2004